Exhibit 10.112.1

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE CONVERSION RIGHTS PURSUANT TO THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO MAKER TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                          UNISON HEALTHCARE CORPORATION
                                 PROMISSORY NOTE


$1,028,188.07                                              Date: March 17, 1997

         For value received, Unison HealthCare Corporation, a Delaware corporation ("Maker"), promises to pay to the order of David A. Kremser ("Lender"), at 784 Yankee Creek Road, Evergreen, Colorado 80439 or at such other place as Lender may direct, the principal sum of $1,028,188.07, with interest on unpaid principal at the rate of 12% per annum.

         The indebtedness evidenced by this Note will be subject to the following terms and conditions:

         1. Payments. The entire unpaid principal amount of this Note, together with accrued and unpaid interest thereon, will be due and payable in full on December 31, 1997 (the "Maturity Date").

         2. Acceleration. Upon the occurrence of an Event of Default (as defined in Section 3 below) or an Acquisition Event (as defined below), Lender may without notice to Maker declare the entire unpaid principal amount of this Note to be (or in the case of an Event of Default specified in Section 3(d), such amounts will automatically be) immediately due and payable. Notwithstanding anything to the contrary in this Note, after maturity, whether by acceleration or otherwise, amounts outstanding under this Note will bear interest until paid at an annual rate that is equal to the sum of 5% plus the greater of (i) 12% or
(ii) the rate announced by Wells Fargo Bank in Denver, Colorado as its prime rate (the "Prime Rate"), adjusted as and when changes in the Prime Rate are made.

         As used in this Note, "Acquisition Event" means (i) a merger or consolidation of the Company with one or more other entities, whether or not the Company is the surviving corporation, (ii) a sale or other disposition of all or substantially all of the assets of the Company pursuant to a plan that provides for the liquidation of the Company, (iii) an exchange

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by the holders of all of the outstanding shares of Common Stock for securities issued by another entity, or in whole or in part for cash or other property, pursuant to a plan of exchange approved by the holders of a majority of such outstanding shares or (iv) a change in control of the Company, with "control" defined as the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise.

         3. Events of Default. The following events will be Events of Default:

         (a) Maker fails to make any payment under this Note when due;

         (b) Maker breaches or violates any term or condition of, or defaults with respect to any obligations under, any agreement between Maker and Lender or between Maker and any person or entity controlling, controlled by, or under common control with, Lender, including, but not limited to, the Services Agreement dated as of March 31, 1997, between Maker and Lender and any agreements or instruments required to be delivered pursuant to or contemplated by that Services Agreement in any case after the expiration of any applicable grace period or opportunity to cure such breach, violation or default;

         (c) Maker fails to make any payment due by it on any indebtedness which in the aggregate exceeds $50,000 for or with respect to borrowed money or the deferred purchase price of property or any such indebtedness is accelerated or is required to be paid prior to the stated maturity thereof or prior to any regularly scheduled dates of payment, or Maker defaults in the performance of any term contained in, or any event or condition exists under, any agreement or instrument pursuant to which it has outstanding indebtedness for borrowed money or for the deferred purchase price of property pursuant to which, in each such case, there is payable more than $50,000 if the effect of such default, event or condition is to cause, or permit a holder of such indebtedness (or a trustee or agent on behalf of such holder) to cause, such indebtedness to become due and payable prior to its stated maturity or regularly scheduled dates of payment; or

         (d) Maker is insolvent or generally ceases to pay, or is unable to pay, its debts as they become due or makes any admission in writing to the foregoing effect; or a substantial part of the operations or business of Maker (taken as a whole) is suspended; or Maker makes an assignment for the benefit of creditors; or Maker commences (as debtor) a case under the United States Bankruptcy Code, or commences any proceeding with respect to itself, or a substantial portion of its property, under any other insolvency, bankruptcy, arrangement, reorganization, liquidation, dissolution or similar law of the United States or any other jurisdiction, or applies for a trustee, receiver or custodian (however named) for all or a substantial portion of its property for the purpose of general administration of such property for the benefit of creditors or for any other purpose or takes any action to authorize any of the foregoing actions; or a court of competent jurisdiction in the premises enters an order for relief against Maker as a debtor in a case under the United States Bankruptcy Code; or a case under the United States Bankruptcy Code is commenced against Maker or any proceeding under any

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other insolvency, bankruptcy, reorganization, arrangement, liquidation, dissolution or similar law of the United States or any other jurisdiction is commenced against Maker and such case or proceeding remains undismissed for 60 days or Maker consents to or admits the material allegations against it in any such case or proceeding; or any trustee, receiver or similar officer, however named, is appointed for all or a substantial part of the property of Maker and Maker consents thereto or such trusteeship or receivership continues for a period of 60 days.

         4. Prepayments. This Note may be prepaid at any time and from time to time, in whole or in part, without premium or penalty, upon at least 10 days' prior notice to Lender.

         5. Certain Waivers. Maker and all persons or entities now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness evidenced by this Note, expressly waive presentment for payment, notice of dishonor, protest, notice of protest and diligence in collection, and consent that the time of payment or any part thereof may be extended by Lender and that Lender may release, fail to perfect or enforce its rights against, or otherwise deal with any other person or entity liable on this Note without in any way modifying, altering, releasing or limiting their respective liabilities. In the event any amount owing under this Note is not paid when due, Maker agrees to pay all costs of collection, including reasonable attorneys' fees.

         6. Conversion. Lender will have the right, at any time after June 30, 1997 and from time to time after June 30, 1997, to convert the principal of this Note, in whole or in part, into fully paid and nonassessable shares ("Shares") of Maker's common stock ("Common Stock"), at a price (in dollars of principal amount of this Note so converted) of $2.875 per Share, subject to adjustment as provided in Section 13 (the "Conversion Price").

         7. Conversion Notice. To convert all or any portion of the principal of this Note as provided in Section 6, Lender will give Maker written notice of Lender's election to convert, which notice will specify the amount of principal converted and will fix a date on or after which Lender will present this Note at Maker's offices. Maker may within 10 days after receipt of any such notice, pay to Lender the full unpaid principal of this Note, together with accrued interest, in which case Lender will forfeit the right to convert any portion of this Note into Shares.

         8. Issuance of Shares. Upon presentation and surrender of this Note at Maker's offices on or after the date fixed in the notice from Lender under
Section 7 or during normal business hours, Maker will cause its Transfer Agent (as defined below) to deliver to Lender certificates representing the number of Shares into which this Note has been converted, together with any cash payable in respect of any adjustment for fractional shares under Section 16, any accrued interest payable under Section 11, and a new Note for any unconverted portion of the principal of this Note surrendered. Upon the giving of notice of conversion by Lender under Section 7 with respect to the portion of the principal of this Note so converted, this Note will cease to represent any obligation of Maker other than the obligation to deliver to Lender, upon presentation and surrender of this Note as provided herein, the Shares into which the

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principal of this Note was converted, any cash payable in respect of any adjustment for fractional shares under Section 16, and any accrued interest payable under Section 11. So long as any amounts remain outstanding under this Note, Maker will promptly notify Lender in the event Maker determines to register any Common Stock or Convertible Securities, whether in connection with a public offering of securities by the Company or by stockholders, and all Shares issued upon conversion of this Note will be "Registrable Securities" within the meaning of the Registration Rights Agreement dated as of October 31, 1996, among Maker, David A. Kremser and John D. Filkoski.

         9. Legends. Each certificate representing the number of shares of Common Stock into which this Note has been converted will bear a legend substantially to the effect of the following:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF COUNSEL, IN FORM REASONABLY ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

         10. Registered Holder. Upon surrender of this Note as provided above, Lender will be deemed for all purposes the registered holder of the shares of Common Stock into which this Note has been converted.

         11. Interest at Conversion. Upon conversion of this Note, Maker will pay interest on this Note accrued through the date notice of conversion is given to Maker. At Lender's election, accrued but unpaid interest may be paid by the issuance to Lender of Shares in an amount equal to the amount of such interest divided by the Conversion Price.

         12. Dividends Prior to Conversion. There will be no payment or adjustment on account of any dividends on the Common Stock issued prior to conversion.

         13. Antidilution. The Conversion Price in effect at any time will be subject to adjustment from time to time as provided in this Section. For purposes hereof, the term "Common Stock" or "Common Shares" will include any stock of Maker (whether voting or nonvoting) of any class or series which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of Maker and which is not subject to redemption by Maker.

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         (a) Stock Dividends. If at any time Maker declares a dividend in shares of its Common Stock, the Conversion Price in effect immediately prior to such issue or sale will thereupon be reduced to a price determined by multiplying the Conversion Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which will be the number of shares of Common Stock outstanding immediately prior to such issue or sale and the denominator of which will be the total number of shares of Common Stock outstanding immediately after such issue or sale.

         (b) Adjustment for Certain Special Dividends. In case Maker, by dividend or otherwise, distributes to the holders of its Common Stock cash or assets in the form of non-cash consideration (including, without limitation, evidences of its or its affiliates' indebtedness or securities and excluding distributions for which adjustments to the Conversion Price are required to be made pursuant to other provisions of this Section), Lender will, upon the conversion of this Note after the record date for such distribution or, in the absence of a record date, after the date of such distribution, receive, in addition to shares of Common Stock issuable in respect thereof, the amount of such assets (or, at the option of Maker, a sum in cash equal to the Fair Market Value thereof) which would have been distributed to Lender if Lender had converted this Note immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date fixed for such distribution.

         (c) Adjustment of Conversion Price upon Issuance of Common Stock. If at any time the Company issues any shares of Common Stock for a consideration per share (i) less than the Conversion Price in effect immediately prior to the time of such issuance or (ii) less than the Market Price of Common Stock at the time of such issuance, except for issuances of the Shares pursuant to conversion of this Note, then the Conversion Price will be adjusted in accordance with the following formula:

                  N P
                  ---
          C'=   CO +  M
                -------
                 O +  N

where:    C'    =   the adjusted Conversion Price
          C     =   the current Conversion Price
          O     =   the number of shares of Common Stock outstanding on the date of such issuance
          N     =   the number of additional shares of Common Stock issued
          P     =   the issue price per share of the additional shares of Common
                    Stock
          M     =   the Market Price per share of Common Stock on the date of
                    such issuance

         (d) Issuance of Securities.

                           (i) Issuance of Rights or Options. In the event the
Company grants (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any evidences of indebtedness,

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shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, additional shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event ("Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined as provided below) is less than the Conversion Price in effect immediately prior to the time of the granting of such rights or options (or less than the Market Price determined as of the date of granting such rights or options, as the case may be), then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options will (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. Except as provided in clause (iii) of this subsection (d), no further adjustments of any Conversion Price will be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. For the purposes of this clause (i), the price per share for which Common Stock is issuable upon the exercise of any such rights or options or upon conversion or exchange of any such Convertible Securities will be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options.

                           (ii) Issuance of Convertible Securities. In the event
the Company issues (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined as provided below) is less than the Conversion Price in effect immediately prior to the time of such issue or sale (or less than the Market Price, determined as of the date of such issue or sale of such Convertible Securities, as the case may be), then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities will (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (1) except as provided in clause (iii) of this subsection (d), no further adjustments of any Conversion Price will be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (2) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments

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of any Conversion Price have been or are to be made pursuant to other provisions of this Section, no further adjustment of any Conversion Price will be made by reason of such issue or sale. For the purposes of this clause (ii), the price per share for which Common Stock is issuable upon conversion or exchange of Convertible Securities will be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                           (iii) Change in Option Price or Conversion Rate. If
the purchase price provided for in any rights or options referred to in clause
(i) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or (ii) above, or the rate at which any Convertible Securities referred to in clause (i) or
(ii) above are convertible into or exchangeable for Common Stock, changes (other than under or by reason of provisions designed to protect against dilution), then the Conversion Price in effect at the time of such event will be readjusted to the Conversion Price that would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such option or right or the termination of any such right to convert of exchange such Convertible Securities, the Conversion Price then in effect will be increased to the Conversion Price that would have been in effect at the time of such expiration or termination had such right, option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder will no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in clause (i) above or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, decreases at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect will be adjusted to such amount as would have resulted had such right, option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon such issuance of Common Stock, but only if as a result of such adjustment the Conversion Price then in effect is decreased.

                           (iv) Consideration for Common Stock or Convertible
Securities. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities are issued or sold for cash, the consideration received therefor will be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities are issued or sold for a consideration other than cash or securities, the amount of the consideration other than cash received by the Company will be deemed to

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be the Fair Market Value of such consideration without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such shares of Common Stock or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock are changed into or exchanged for the stock or other securities of another corporation), the amount of consideration therefor will be deemed to be the Fair Market Value of such portion of the assets and business of the non-surviving corporation as the board of directors of Maker (the "Board") may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock are changed into or exchanged for the stock or other securities of another corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company will be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Market Value on the date of such transaction of all such stock or securities or other property of the other corporation, and if any such calculation results in adjustment of the Conversion Price, the determination of the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such merger, consolidation or sale will be made after giving effect to such adjustment of the Conversion Price.

                  (e) Definition of Market Price.

                           (i) "Market Price," as to any security on any date,
means the average of the Closing Prices for 10 consecutive Trading Days ending on the Trading Day immediately preceding the date in question. As used herein, "Closing Price" means the last reported sale price regular way or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such sale or sales, as applicable, are not so reported, the reported last sales price regular way or, if no, such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which such security is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System (the "NMS") or, if not listed or admitted to trading on any national securities exchange or quoted on the NMS, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected by Lender for that purpose. "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market.

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                           (ii) If the security is not listed or admitted to
trading on any national securities exchange, quoted on the NMS or traded in the over-the-counter market, the "Market Price" per share of such security on any date will be deemed to be the Fair Market Value thereof.

                  (f) Equitable Adjustments. In case Maker (i) subdivides its outstanding Common Stock; (ii) combines its outstanding Common Stock into a smaller number of shares; or (iii) issues any shares of its capital stock by reclassification of its Common Stock, the Conversion Price in effect at the time of the effective date of such subdivision, combination or reclassification will be proportionately adjusted so that Lender, upon conversion of this Note after such date, will be entitled to receive the aggregate number and kind of shares which, if this Note had been converted immediately prior to such time, it would have owned upon such conversion and been entitled to receive upon such subdivision, combination or reclassification.

                  (g) Other Adjustments to Conversion Price. Maker may make such reductions in the Conversion Price, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients.

                  (h) Certain Events. If any event occurs as to which in the reasonable opinion of Maker, in good faith, the provisions of this Section are not strictly applicable but the lack of any adjustment would not fairly protect the rights of Lender in accordance with the basic intent and principles of such provisions, then the board of directors of Maker (with the consent of Lender) will in good faith make an adjustment to the application of such provisions in accordance with the basic intent and principles established in the other provisions of this Section, so as to preserve the rights of Lender.

                  (i) Successive Adjustments. Any adjustments required by this Section will be made, to the extent applicable, successively whenever any event described in this Section occurs.

                  (j) Notice of Adjustment. Whenever the Conversion Price is adjusted as provided in this Agreement, Maker will promptly (but in no event later than 10 calendar days thereafter) compute the adjusted Conversion Price and cause a notice setting forth such adjusted Conversion Price to be mailed to Lender and will cause a certified copy thereof to be mailed to the transfer agent for the Common Stock (the "Transfer Agent"), if such Transfer Agent is other than Maker. Maker will, upon the request in writing of Lender, retain a nationally recognized firm of independent public accountants selected by the Board to make any computation required by this Section, and a certificate signed by such firm will be conclusive evidence of the correctness of such adjustment, which will be binding on Lender and Maker. The failure to give the notice required in this Section or any defect therein will not affect the legality or validity of the event causing the adjustment of the Conversion Price or the vote thereon or any other action taken in connection therewith.

                  (k) Definition of Fair Market Value. As used in this Agreement, "Fair Market Value" means, as to any securities, the Market Price of such securities, and, as to other property (including securities that are not listed or admitted to trading on any national securities exchange, quoted on the NMS or traded in the over-the-counter market), the price at which a willing seller would sell and a willing buyer would buy such property having full knowledge of the facts, in an arm's-length transaction without time constraints, and without being under any compulsion to buy or sell. For purposes of this Note, the Fair Market Value of any item will be determined by agreement between Maker and Lender or, if they cannot agree on such Fair Market Value within 20 days after the need for such determination arises, by an independent investment banking firm of nationally recognized standing selected by Lender in good faith and approved by Maker, which approval will not be unreasonably withheld. The fees and expenses of any such investment banking firm will be paid one-half by Lender and one-half by Maker.

                  14. Mergers. In the case of any merger, consolidation or other reorganization or combination to which Maker is a party and which affects the outstanding shares of Common Stock, from and after the effective date of the transaction, Lender shall be entitled to receive upon conversion of this Note the number and kind of shares or other units of stock or other securities or property it would have received in the transaction if this Note had been converted immediately prior to such effective date. Maker shall take such steps in connection with such consolidation or merger as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property (including any cash) thereafter deliverable upon the conversion of this Note; provided, however, that if upon such consolidation or merger different holders of Common Stock shall be entitled to receive different forms of consideration for their Common Stock, the form of such consideration thereafter deliverable upon the conversion of this Note shall be as determined in good faith by the board of directors of Maker, whose determination shall be conclusive. Maker shall not effect any such consolidation or merger unless prior to or simultaneously with the consummation thereof, the successor or surviving corporation or entity (if other than Maker) resulting from such consolidation or merger shall assume, by written agreement duly executed and mailed to Lender or delivered in accordance with Section 18 hereof, the obligation to deliver to Lender the shares of stock, securities or assets which Lender is entitled to purchase in accordance with the foregoing provisions. The provisions of this Section shall also apply to successive mergers or consolidations.

                  15. Notice of Certain Events. If any of the following occurs on or before the Maturity Date:

                  (a) Maker declares any cash dividend on its Common Stock;

                  (b) Maker declares a dividend payable in stock upon its Common Stock or makes any distribution (other than cash dividends and rights, warrants or options governed by clause (c) below) to the holders of its Common Stock;

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                  (c) Maker issues any share of Common Stock or securities
convertible into Common Stock or authorizes the granting to the holders of its Common Stock of rights, warrants or options to subscribe for or purchase any additional shares of stock of any class or any other rights;

                  (d) there occurs any reorganization or reclassification of the capital stock of Maker, or a consolidation or merger of Maker with or into another entity (other than any merger as to which Maker is the surviving corporation and there is no change in the Common Stock in connection therewith) or any sale or transfer of all or substantially all of the assets of Maker;

                  (e) Maker, any subsidiary of Maker or any other person or entity makes a tender offer for Maker's Common Stock;

                  (f) there occurs an Acquisition Event;


                  (g) there occurs a voluntary or involuntary dissolution, liquidation or winding up of Maker; or

                  (h) Maker proposes to take any other action or an event occurs which would require an adjustment of the Conversion Price pursuant to Section 13(f);

then, in each of such cases, Maker will give to Lender, at least 20 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action or (z) the date on which the right to tender shares of Common Stock in such tender offer is expected to terminate and the Conversion Price in effect until the termination of such right. The failure to give the notice required in this Section or any defect therein will not affect the legality or validity of any dividend, distribution, right, warrant, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or tender offer or other action or the vote thereon or any other action taken in connection therewith.

                  16. Fractional Shares. No fractional share of Common Stock will be issued upon the conversion of this Note. If such conversion results in a fraction, Maker will make a cash payment in lieu of such fraction in an amount in cash equal to such fraction multiplied by the Conversion Price.

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
                  17. Warranty. Upon conversion of this Note and payment by Lender of the Conversion Price, shares of Common Stock issued in respect of such conversion will be validly issued, fully paid and nonassessable outstanding shares of Common Stock of Maker. Maker has reserved and will maintain as authorized and unissued shares of Common Stock, free from any preemptive or similar rights, the maximum number of shares of Common Stock issuable upon conversion of this Note.

                  18. Notices. Any notice required or permitted to be given under this Note will be in writing and will be given by personal delivery, telecopy or by certified mail, postage prepaid, to the intended recipient at the following addresses:

         If to Maker:               Unison HealthCare Corporation
                                    8800 North Gainey Center Drive
                                    Suite 245
                                    Scottsdale, Arizona 85258
                                    Attn:  President
                                    Telecopy:  (602) 481-6479

         If to Lender:              David A. Kremser
                                    784 Yankee Creek Road
                                    Evergreen, Colorado  80439
                                    Telecopy:  (303) 670-5207

Any party may change its address for notice purposes by notice to the other parties in the manner provided above.

                  19. Security. This Note is secured by collateral pursuant to the Loan and Security Agreement by and among Maker, Elk Meadows Investments, L.L.C. and Britwill Investments Company, Ltd. dated as of April 21, 1997.

                  20. Maximum Legal Rate. Notwithstanding anything to the contrary contained in this Note, the rate or rates of interest (including any charges required to be characterized as interest under applicable law) prescribed in this Note will in no event exceed the maximum legal rate under applicable law and, in the event such rate is found to exceed such maximum legal rate, Maker will be required to pay interest only at such maximum legal rate.

                  21. Business Days. If any payment of principal of, or interest on, this Note is due on, or if the last day for the giving of any notice or the taking of any other action is, a Saturday, Sunday or other day which is a day on which banking institutions in New York, New York, Phoenix, Arizona or Denver, Colorado are authorized by law to be closed for business, then such due date will be extended to the next following business day, and interest will accrue and be payable for the period of such extension.

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
                  22. Governing Law. This Note will be governed by the laws of Colorado, without regard to such jurisdiction's rules regarding conflicts of laws.

                  23. Waiver and Amendments. This Note may not be modified, amended or waived except in a writing executed by Maker and Lender or, in the case of a waiver, by the party having the right proposed to be waived. No failure or delay in exercising any right or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right or privilege preclude any other or further exercise thereof. No waiver of any right, privilege or default hereunder will constitute a waiver of any other right, privilege or default on that or any other occasion. All rights and remedies provided in this Note are cumulative and not exclusive of any rights or remedies otherwise provided hereunder, at law or in equity.

                  24. Hart-Scott-Rodino Compliance. If in the reasonable judgment of Lender or Maker, Lender's holding of Common Stock or other securities of Maker or its acquisition of Common Stock or other securities of Maker upon conversion or exercise of this Note or any other security convertible into, or any warrant, option or other right to acquire, Common Stock or other securities of Maker (this Note and such other convertible securities, warrants, options and rights being referred to individually as a "Derivative Security" and collectively as "Derivative Securities") would require a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), Maker and Lender each will take such actions as may be required promptly to comply with the requirements of the HSR Act relating to the filing and furnishing of information (an "HSR Report") to the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "DOJ"), such actions to include (i) preparing and cooperating with each other in preparing the HSR Report to be filed by or on behalf of each of them so as to avoid errors or inconsistencies between their HSR Reports in the description of the reported transaction and to permit the filing of their HSR Reports in a timely fashion,
(ii) complying with any request for additional documents or information made by the FTC or the DOJ or by any court and assisting the other in so complying and
(iii) causing all persons or entities which are part of the same "person" (as defined for purposes of the HSR Act) as such party to cooperate and assist in such compliance. Maker and Lender each will pay any costs that it incurs in complying with the obligations set forth in this Section, except that each will bear one-half of any fee payable in connection with the filing of an HSR Report. It will be a condition precedent to the effectiveness of the conversion or exercise of any Derivative Security held by Lender or any of its successors or assigns that either (i) no filing under the HSR Act by the holder of such Derivative Security would be required in connection with its acquisition of Common Stock or other voting securities upon such conversion or exercise or (ii) any applicable waiting period under the HSR Act has expired or been terminated. If an acquisition of securities of Maker by Lender upon conversion or exercise of a Derivative Security requires the filing of an HSR Report, then any time period within which Lender is required to convert or exercise such Derivative Security will be deemed extended, up to a maximum of 90 days, to permit compliance with the HSR Act, including filing of the requisite HSR Reports and expiration or termination of the applicable waiting period; provided, that if such extension relates to this

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
Note following notice from Maker of payment in accordance with Section 4 above, interest will not accrue during the period of such extension on the portion of this Note for which notice of payment was given. If the waiting period has not so expired or been terminated prior to the end of such period of extension and of the period within which Lender is required to convert or exercise such Derivative Security or if Lender determines to withdraw his HSR Report, then Maker will use its best efforts to afford to Lender the benefits intended to be provided by the Derivative Security by (i) granting to Lender the right to acquire other securities of Maker having the same rights, privileges and preferences as the securities originally to be acquired, except that such other securities will not possess voting rights, on the same terms as the securities originally to be acquired or (ii) if such replacement right cannot be granted, providing to Lender such other right as may reasonably represent the value of the conversion or exercise right required to be foregone.

                  If Lender, in his sole opinion, considers a request from a governmental agency for additional data and information in connection with the HSR Act to be unduly burdensome, Lender may withdraw his HSR Report and rescind his conversion or exercise of the affected Derivative Security, in which case his rights will be the same as existed immediately before such attempted conversion or exercise and, in addition, Lender will have the rights described in the last sentence of the preceding paragraph.

                  The provisions of this Section will (i) survive the payment or conversion of this Note, (ii) apply to any Derivative Security now held by Lender and, absent any provision expressly to the contrary set forth therein, to each Derivative Security hereafter acquired by Lender and (iii) inure to the benefit of, and be binding on, Lender, Maker and their respective successors and assigns, including, in the case of Lender, any transferee of a Derivative Security.

                                            UNISON HEALTHCARE CORPORATION



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

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